SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K12G3

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 31, 2003



                             Eureka Financial Corp.
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             (Exact name of Registrant as specified in its Charter)



        United States            Requested Upon Filing          75-3098403
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(State or other jurisdiction         (SEC File No.)           (IRS Employer
of incorporation)                                         Identification Number)



3455 Forbes Avenue at McKee Place, Pittsburgh, Pennsylvania             15213
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(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:               (412) 681-8400
                                                                  --------------



                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                             EUREKA FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 2. ACQUISITION OR DISPOSITION OF ASSETS
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     On March  31,  2003,  Eureka  Bank,  a  federally  chartered  savings  bank
("Bank"), completed its stock holding company reorganization, whereby the Bank became the wholly owned subsidiary of Eureka Financial Corp., a federally chartered stock holding company ("Eureka"). Eureka is majority owned by Eureka Bancorp, MHC, a federal mutual holding company.

     Pursuant to an Agreement and Plan of Reorganization dated September 16, 2002, each share of bank common stock, by operation of law, became one share of common stock of Eureka. Illinois Stock Transfer company is Eureka's transfer agent.

     The common stock of the Company has been registered with the Securities and Exchange Commission under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and its common stock succeeded the Bank's common stock on the OTC Bulletin Board and trades under the symbol "EKFC." The common stock of the Company is deemed registered by succession under Rule 12g-3(a) of the Exchange Act.

     The Bank previously filed Exchange Act reports with the Office of Thrift Supervision, Business Transactions Division, 1700 G Street, N.W. Washington, D.C. 20052.

     A copy of the press release issued April 1, 2003 by the Registrant is attached hereto as Exhibit 99 and is incorporated herein by reference in its entirety.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Financial Statements

          The Financial Statements of the Business Acquired will be filed by amendment on or before May 1, 2003.

     (c)  Exhibits

          2.0  Agreement and Plan of Reorganization
          3.1  Federal Stock Charter
          3.2  Bylaws
          4.0  Form of Stock Certificate
          99   Press Release dated April 1, 2003.

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



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    Eureka Financial Corp.


Date:  April 1, 2003                By:  /s/Edward F. Seserko
                                         -------------------------------------
                                         Edward F. Seserko
                                         President and Chief Executive Officer
                                         (Duly Authorized Officer)